Deposit	12 Months Ended
Dec. 31, 2021
Deposit [Abstract]
Deposit

Note 6 – Deposit

On November 16, 2020, the Company entered into a memorandum of understanding (“MOU”) with a third-party to acquire approximately 39,000 square meters of office and warehouse space and related land use rights in Nanjing city to meet the Company’s growing need for office and warehouse space. The total price per the MOU was RMB195 million (approximately $29.6 million) with land use rights to expire on October 7, 2052. The current land use rights for such office and warehouse on site were for industrial use purposes and the seller agreed to apply for approval with the local government to change the use of rights from industrial to research and development before the parties would proceed further with the MOU. The Company was planning to use the property for its research and development center. The Company paid a deposit of RMB 65.0 million (approximately $9.9 million) after signing the MOU. A second payment of RMB 22 million (approximately $3.4 million) was made upon finalization of the research center development plan with the final payment to be paid when the permit is approved in six months and the research center is completed. The Company paid the deposit of RMB 87.0 million (approximately $13.3 million) as of December 31, 2020. In March 2021, the Company was notified by the seller that the permit may not be obtained timely or at all. The Company terminated the MOU and the seller has refunded RMB 87.0 million (approximately $13.2 million). There was no termination fee or penalty.